Abacus Tactical High Yield ETF (formerly, Donoghue Forlines Tactical High Yield ETF)
Schedule of Investments
October 31, 2024 (Unaudited)

EXCHANGE-TRADED FUNDS - 99.9%	Shares	Value
iShares 0-5 Year High Yield Corporate Bond ETF (a)	12,125	$521,011
iShares 3-7 Year Treasury Bond ETF	23,982	2,800,138
iShares Broad USD High Yield Corporate Bond ETF	35,999	1,336,643
iShares Fallen Angels USD Bond ETF (a)	14,173	381,112
iShares iBoxx $ High Yield Corporate Bond ETF (a)	10,667	844,186
iShares U.S. Treasury Bond ETF	270,366	6,169,752
Schwab Intermediate-Term U.S. Treasury ETF (a)	185,204	4,559,723
SPDR Bloomberg High Yield Bond ETF (a)	11,508	1,108,221
SPDR Bloomberg Short-Term High Yield Bond ETF	15,263	388,901
SPDR Portfolio High Yield Bond ETF	17,608	416,958
SPDR Portfolio Intermediate-Term Treasury ETF	95,183	2,691,775
VanEck Fallen Angel High Yield Bond ETF	12,090	349,038
Vanguard Intermediate-Term Treasury ETF (a)	122,554	7,206,175
Xtrackers USD High Yield Corporate Bond ETF	14,549	528,856
TOTAL EXCHANGE-TRADED FUNDS (Cost $29,153,835)		29,302,489

SHORT-TERM INVESTMENTS - 32.4%
Investments Purchased with Proceeds from Securities Lending - 32.4%
Mount Vernon Liquid Assets Portfolio, LLC, 5.00% (b)	9,512,619	9,512,619
TOTAL SHORT-TERM INVESTMENTS (Cost $9,512,619)		9,512,619

TOTAL INVESTMENTS - 132.3% (Cost $38,666,454)		38,815,108
Money Market Deposit Account - 0.2% (c)		53,435
Liabilities in Excess of Other Assets - (32.5)%		(9,526,478)
TOTAL NET ASSETS - 100.0%		$29,342,065

Percentages are stated as a percent of net assets.

(a)	All or a portion of this security is on loan as of October 31, 2024. The total market value of these securities was $9,286,173 which represented 31.6% of net assets.
(b)	The rate shown represents the 7-day annualized effective yield as of October 31, 2024.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of October 31, 2024 was 4.45%.

Summary of Fair Value Disclosure as of October 31, 2024 (Unaudited)

Abacus Tactical High Yield ETF (formerly, Donoghue Forlines Tactical High Yield ETF) has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of October 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange-Traded Funds	$29,302,489	$–	$–	$29,302,489
Investments Purchased with Proceeds from Securities Lending (a)	–	–	–	9,512,619
Total Investments	$29,302,489	$–	$–	$38,815,108

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $9,512,619 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.